Exhibit 99.2 AMERICAN Kaleyra & mGage Combination Overview Investor Presentation February 2021 Copyright © Kaleyra, Inc. 2021 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialExhibit 99.2 AMERICAN Kaleyra & mGage Combination Overview Investor Presentation February 2021 Copyright © Kaleyra, Inc. 2021 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

LEGAL DISCLAIMER INVESTOR PRESENTATION This communication is for informational purposes only. This presentation has been prepared to assist parties in making their own evaluation with respect to the proposed acquisition (the “acquisition”) of mGage LLC (“mGage”) by Kaleyra, Inc (“Kaleyra” or the “Company”), and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Kaleyra assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Kaleyra securities. Without the express prior written consent of mGage and Kaleyra, this communication and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of mGage and the potential business combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This communication supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra’s management team and the Company’s financial results. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words anticipate, believe, continue, could, estimate, expect, intends, may, might,” plan, possible, potential, predict, project, should, would and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra’s management in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors Kaleyra’s management believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain industry and market data information in this presentation is based on the estimates of Kaleyra’s management. Kaleyra’s management obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra’s management believes these estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which management obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. The pre-2019 pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the U.S. Securities and Exchange Commission (the SEC ). Kaleyra’s management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in Kaleyra’s Form 10-K for the fiscal year ended December 31, 2019, filed with the “SEC” on April 22, 2020, and in Kaleyra's Form 10-Q for the quarter ended September 30, 2020 filed with the SEC on November 9, 2020, and the reconciliation of Adjusted EBITDA can be found on slide 42 of this presentation. The recipient is cautioned not to place undue reliance on these non-GAAP financial measures. PROJECTED FINANCIAL INFORMATION This presentation contains financial forecasts, including with respect to the Company’s estimated revenue, revenue growth, EBITDA, adjusted EBITDA, revenue CAGR, EBITDA CAGR and EBITDA margin. The Company’s the independent registered public accounting has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Any estimates, forecasts or projections set forth in this presentation have been prepared by the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward-Looking Statements.” The recipient therefore should not rely on the estimates, forecasts or projections contained in this presentation. IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with the Acquisition, Kaleyra intends to file a registration statement on Form S-4, including a proxy statement/prospectus (the “Registration Statement”), with the SEC, which will include a preliminary proxy statement to be distributed to holders of Kaleyra’s common stock in connection with Kaleyra’s solicitation of proxies for the vote by Kaleyra’s stockholders with respect to the Acquisition and other matters as described in the Registration Statement. After the Registration Statement has been declared effective, Kaleyra will mail a definitive proxy statement/prospectus, when available, to its stockholders and mGage’s stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Kaleyra, mGage and the Acquisition. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Kaleyra through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Kaleyra, Inc., Via Marco D’Aviano, 2, Milano MI, Italy. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. NO OFFER OR SOLICITATION This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act. PARTICIPANTS IN THE SOLICITATION Kaleyra and mGage and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Acquisition. Information about the directors and executive officers of Kaleyra in its Annual Report on Form 10-K, filed with the SEC on April 22, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the Acquisition. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from the sources indicated above. 2 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialLEGAL DISCLAIMER INVESTOR PRESENTATION This communication is for informational purposes only. This presentation has been prepared to assist parties in making their own evaluation with respect to the proposed acquisition (the “acquisition”) of mGage LLC (“mGage”) by Kaleyra, Inc (“Kaleyra” or the “Company”), and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Kaleyra assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Kaleyra securities. Without the express prior written consent of mGage and Kaleyra, this communication and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of mGage and the potential business combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This communication supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra’s management team and the Company’s financial results. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words anticipate, believe, continue, could, estimate, expect, intends, may, might,” plan, possible, potential, predict, project, should, would and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra’s management in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors Kaleyra’s management believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain industry and market data information in this presentation is based on the estimates of Kaleyra’s management. Kaleyra’s management obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra’s management believes these estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which management obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. The pre-2019 pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the U.S. Securities and Exchange Commission (the SEC ). Kaleyra’s management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in Kaleyra’s Form 10-K for the fiscal year ended December 31, 2019, filed with the “SEC” on April 22, 2020, and in Kaleyra's Form 10-Q for the quarter ended September 30, 2020 filed with the SEC on November 9, 2020, and the reconciliation of Adjusted EBITDA can be found on slide 42 of this presentation. The recipient is cautioned not to place undue reliance on these non-GAAP financial measures. PROJECTED FINANCIAL INFORMATION This presentation contains financial forecasts, including with respect to the Company’s estimated revenue, revenue growth, EBITDA, adjusted EBITDA, revenue CAGR, EBITDA CAGR and EBITDA margin. The Company’s the independent registered public accounting has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Any estimates, forecasts or projections set forth in this presentation have been prepared by the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward-Looking Statements.” The recipient therefore should not rely on the estimates, forecasts or projections contained in this presentation. IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with the Acquisition, Kaleyra intends to file a registration statement on Form S-4, including a proxy statement/prospectus (the “Registration Statement”), with the SEC, which will include a preliminary proxy statement to be distributed to holders of Kaleyra’s common stock in connection with Kaleyra’s solicitation of proxies for the vote by Kaleyra’s stockholders with respect to the Acquisition and other matters as described in the Registration Statement. After the Registration Statement has been declared effective, Kaleyra will mail a definitive proxy statement/prospectus, when available, to its stockholders and mGage’s stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Kaleyra, mGage and the Acquisition. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Kaleyra through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Kaleyra, Inc., Via Marco D’Aviano, 2, Milano MI, Italy. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. NO OFFER OR SOLICITATION This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act. PARTICIPANTS IN THE SOLICITATION Kaleyra and mGage and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Acquisition. Information about the directors and executive officers of Kaleyra in its Annual Report on Form 10-K, filed with the SEC on April 22, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the Acquisition. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from the sources indicated above. 2 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

TABLE OF CONTENTS I. Transaction Overview II. Kaleyra Overview III. mGage Overview IV. Industry Overview V. Business Combination Overview 3 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialTABLE OF CONTENTS I. Transaction Overview II. Kaleyra Overview III. mGage Overview IV. Industry Overview V. Business Combination Overview 3 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA PRESENTERS Avi Katz, Ph.D Dario Calogero Giacomo Dall’Aglio Executive Chairman Chief Executive Officer Chief Financial Officer 4 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialKALEYRA PRESENTERS Avi Katz, Ph.D Dario Calogero Giacomo Dall’Aglio Executive Chairman Chief Executive Officer Chief Financial Officer 4 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

TRANSACTION OVERVIEW 5 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialTRANSACTION OVERVIEW 5 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

TRANSACTION SUMMARY • Kaleyra to acquire mGage (“mGage”) for $215 million • mGage purchase to be funded with: − $200 million Senior Unsecured Convertible Notes Transaction Structure − $125 million PIPE common stock • Total transaction funding of $325 million consisting of purchase price of mGage for $215 million, $20 million transaction and financing fees / expenses and $90 million for future organic and strategic expansion • Dario Calogero, the current CEO of Kaleyra, is expected to serve as the CEO of the combined company Management / HQ • Combined company HQ is to be located in Milan, Italy with significant operations maintained in the U.S. • Board of Directors to consist of seven members, including existing Kaleyra board members and some representation from Vivial shareholders Board of Directors • Dr. Avi Katz to serve as Executive Chairman • Final board members to be confirmed at closing of acquisition transaction Synergies • Expect to achieve $19 million in annual run-rate revenue and cost synergies within three years of closing • Transaction to be approved by the Kaleyra Board Approvals / Closing • Expect to close in early Q2 2021, subject to shareholder approval and other customary conditions 6 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialTRANSACTION SUMMARY • Kaleyra to acquire mGage (“mGage”) for $215 million • mGage purchase to be funded with: − $200 million Senior Unsecured Convertible Notes Transaction Structure − $125 million PIPE common stock • Total transaction funding of $325 million consisting of purchase price of mGage for $215 million, $20 million transaction and financing fees / expenses and $90 million for future organic and strategic expansion • Dario Calogero, the current CEO of Kaleyra, is expected to serve as the CEO of the combined company Management / HQ • Combined company HQ is to be located in Milan, Italy with significant operations maintained in the U.S. • Board of Directors to consist of seven members, including existing Kaleyra board members and some representation from Vivial shareholders Board of Directors • Dr. Avi Katz to serve as Executive Chairman • Final board members to be confirmed at closing of acquisition transaction Synergies • Expect to achieve $19 million in annual run-rate revenue and cost synergies within three years of closing • Transaction to be approved by the Kaleyra Board Approvals / Closing • Expect to close in early Q2 2021, subject to shareholder approval and other customary conditions 6 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA AND mGage—A COMBINATION OF TWO LEADING CPaaS COMPANIES High Growth Global Communications Platform as a Service (CPaaS) offering multi-channel integrated communications platform for delivering secure and reliable connections to customers • Business Combination Highlights (1) Pro Forma Combined Revenue − Combination will create a top-5 global CPaaS platform with strong positions in the ($USD Millions) Americas, Europe and APAC − Expands existing North America customer base to ~31% of revenue as well as R&D (2) $360.6 footprint − Direct connectivity to all Tier I US carriers $284.6 $241.4 − Significant cost synergies and cross-selling opportunities • Financial Highlights − Strong customer diversification across multiple industry verticals with no customer making up more than ~18% of revenues − Scalable financial profile highlighted by high growth, increasing profitability and robust free cash flow − Combined Pro Forma Gross Margins of ~26% for 2021E 2019A 2020E 2021E Revenue • Large Addressable Market 17.9% 26.7% Growth (%) − Large market opportunity coupled with strong secular tailwinds − CPaaS market is expected to reach $25.9 billion in 2025E, up from $4.3 billion in 2019A (1, 4) (3) Pro Forma Combined Revenue By End Market , increasing at a CAGR of ~35% − Strong growth in AI, Chatbots and other interactive omni channel services Other 18% • 2021 Growth Drivers Enterprise Software − Post Covid-19 Recovery 25% Technology 6% − Latin American Expansion − Continued strength in digital transformation Travel / Retail / − Secular growth in A2P messaging volume Education ___________________________ Financial 11% Source: Company presentations, marketing materials and filings Services 1 Based on unaudited results for mGage 25% 2 Includes Year 1 Revenue Synergies from cross selling of $3.4mm Connectivity 3 IDC Report 15% 7 4 Kaleyra End Market as of Q3 2020. mGage End Market as of LTM October 2020. Percentages applied to 2020E Kaleyra and mGage Revenue to determine Pro Forma composition Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 22.2% 2019A-2021E CAGRKALEYRA AND mGage—A COMBINATION OF TWO LEADING CPaaS COMPANIES High Growth Global Communications Platform as a Service (CPaaS) offering multi-channel integrated communications platform for delivering secure and reliable connections to customers • Business Combination Highlights (1) Pro Forma Combined Revenue − Combination will create a top-5 global CPaaS platform with strong positions in the ($USD Millions) Americas, Europe and APAC − Expands existing North America customer base to ~31% of revenue as well as R&D (2) $360.6 footprint − Direct connectivity to all Tier I US carriers $284.6 $241.4 − Significant cost synergies and cross-selling opportunities • Financial Highlights − Strong customer diversification across multiple industry verticals with no customer making up more than ~18% of revenues − Scalable financial profile highlighted by high growth, increasing profitability and robust free cash flow − Combined Pro Forma Gross Margins of ~26% for 2021E 2019A 2020E 2021E Revenue • Large Addressable Market 17.9% 26.7% Growth (%) − Large market opportunity coupled with strong secular tailwinds − CPaaS market is expected to reach $25.9 billion in 2025E, up from $4.3 billion in 2019A (1, 4) (3) Pro Forma Combined Revenue By End Market , increasing at a CAGR of ~35% − Strong growth in AI, Chatbots and other interactive omni channel services Other 18% • 2021 Growth Drivers Enterprise Software − Post Covid-19 Recovery 25% Technology 6% − Latin American Expansion − Continued strength in digital transformation Travel / Retail / − Secular growth in A2P messaging volume Education ___________________________ Financial 11% Source: Company presentations, marketing materials and filings Services 1 Based on unaudited results for mGage 25% 2 Includes Year 1 Revenue Synergies from cross selling of $3.4mm Connectivity 3 IDC Report 15% 7 4 Kaleyra End Market as of Q3 2020. mGage End Market as of LTM October 2020. Percentages applied to 2020E Kaleyra and mGage Revenue to determine Pro Forma composition Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 22.2% 2019A-2021E CAGR

COMBINED COMPANY WILL HAVE A POWERFUL BUSINESS AND FINANCIAL PROFILE Combination will create a scale player with highly attractive growth and cash flow (1) Combined Pro Forma ($USD Millions) (2) (incl. 9 mos. of synergies) (3) 2021E Revenue $184.1 million $173.1 million $360.6 million 2019A-2021E Revenue CAGR 19.2% 24.4% 22.2% (4) 2021E Gross Profit $38.3 million $53.8 million $95.4 million 2021E Gross Margin 20.8% 31.1% 26.5% (5) (6) 2021E Adj. EBITDA $9.8 million $30.5 million $45.3 million 2021E Adj. EBITDA Margin 5.3% 18.4% 12.6% (7) Total Customers ~3,500 ~300 ~3,800 Top 10 Customer Concentration 56% 85% 57% 9% 18% 28% 31% 41% 21% 23% Revenue by Geography 18% 47% 18% 13% 33% North America Europe APAC Rest of World ___________________________ Source: Company presentations, marketing materials and filings Note: KLR Revenue by Geography and Customer Concentration as of Q3 2020. mGage Customer Concentration as of LTM October 2020 and Revenue by Geography as of FY2019. All Percentages applied to 2020E Kaleyra and mGage Revenue to determine Pro Forma composition 4 Includes Year 1 Synergies of $2 million to be achieved during 2021E and allocation of non-cash costs for $1.2 million 1 Based on unaudited results for mGage 5 Includes Corporate Costs; Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of 2 Includes 9 months of synergies that commence from the close of the transaction in early Q2 2021 period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 8 3 Includes Year 1 Revenue Synergies from cross selling of $3.4mm to be achieved during 2021E 6 Includes Year 1 Synergies of $5.1 million to be achieved during 2021E Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 7 Assumes no customer overlapCOMBINED COMPANY WILL HAVE A POWERFUL BUSINESS AND FINANCIAL PROFILE Combination will create a scale player with highly attractive growth and cash flow (1) Combined Pro Forma ($USD Millions) (2) (incl. 9 mos. of synergies) (3) 2021E Revenue $184.1 million $173.1 million $360.6 million 2019A-2021E Revenue CAGR 19.2% 24.4% 22.2% (4) 2021E Gross Profit $38.3 million $53.8 million $95.4 million 2021E Gross Margin 20.8% 31.1% 26.5% (5) (6) 2021E Adj. EBITDA $9.8 million $30.5 million $45.3 million 2021E Adj. EBITDA Margin 5.3% 18.4% 12.6% (7) Total Customers ~3,500 ~300 ~3,800 Top 10 Customer Concentration 56% 85% 57% 9% 18% 28% 31% 41% 21% 23% Revenue by Geography 18% 47% 18% 13% 33% North America Europe APAC Rest of World ___________________________ Source: Company presentations, marketing materials and filings Note: KLR Revenue by Geography and Customer Concentration as of Q3 2020. mGage Customer Concentration as of LTM October 2020 and Revenue by Geography as of FY2019. All Percentages applied to 2020E Kaleyra and mGage Revenue to determine Pro Forma composition 4 Includes Year 1 Synergies of $2 million to be achieved during 2021E and allocation of non-cash costs for $1.2 million 1 Based on unaudited results for mGage 5 Includes Corporate Costs; Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of 2 Includes 9 months of synergies that commence from the close of the transaction in early Q2 2021 period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 8 3 Includes Year 1 Revenue Synergies from cross selling of $3.4mm to be achieved during 2021E 6 Includes Year 1 Synergies of $5.1 million to be achieved during 2021E Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 7 Assumes no customer overlap

KALEYRA OVERVIEW 9 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialKALEYRA OVERVIEW 9 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA AT A GLANCE Customer Highlights for Fiscal Quarter Ended September 30th, 2020 Kaleyra, Inc. is a trusted global Communications • 75.5% of revenues came from customers which have been Platform as a Service (CPaaS) offering multi-channel on Platform for at least one year integrated business communication solutions • 56.1% of revenues is related to the top 10 customers with a churn rate of zero in the last year Q3 2020 data • Revenues by country breakdown: Italy (41.7%), India 6.3B 1.1B 3,500+ (23.2%), US (20.8%) and Other European and Asian Messages Voice Calls Global Customers Countries (14.3%) • Over 3,500 customers with only one customer accounting for 12 300+ 1,600+ more than 10% of revenue Global Offices (APAC Employees Network Operator - EU - US) Worldwide Connections Strategic partners: 1999 2009 2016 2018 2018 2019 Ubiquity Solutions Infini Ubiquity & Joint entity Kaleyra acquires founded founded Solutions Infini rebranded to Kaleyra US-based merged Buc Mobile ___________________________ 10 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialKALEYRA AT A GLANCE Customer Highlights for Fiscal Quarter Ended September 30th, 2020 Kaleyra, Inc. is a trusted global Communications • 75.5% of revenues came from customers which have been Platform as a Service (CPaaS) offering multi-channel on Platform for at least one year integrated business communication solutions • 56.1% of revenues is related to the top 10 customers with a churn rate of zero in the last year Q3 2020 data • Revenues by country breakdown: Italy (41.7%), India 6.3B 1.1B 3,500+ (23.2%), US (20.8%) and Other European and Asian Messages Voice Calls Global Customers Countries (14.3%) • Over 3,500 customers with only one customer accounting for 12 300+ 1,600+ more than 10% of revenue Global Offices (APAC Employees Network Operator - EU - US) Worldwide Connections Strategic partners: 1999 2009 2016 2018 2018 2019 Ubiquity Solutions Infini Ubiquity & Joint entity Kaleyra acquires founded founded Solutions Infini rebranded to Kaleyra US-based merged Buc Mobile ___________________________ 10 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

CPaaS PLATFORM ADDRESSING MULTIPLE INDUSTRIES Kaleyra’s CPaaS Platform provides secure communications solution for multiple industries, and offers the opportunity to more intimately interact with their customers. Financial Services (OTP) E-commerce (2-way messaging) Travel (click-to-call) 11 ___________________________ Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential Source: Company InformationCPaaS PLATFORM ADDRESSING MULTIPLE INDUSTRIES Kaleyra’s CPaaS Platform provides secure communications solution for multiple industries, and offers the opportunity to more intimately interact with their customers. Financial Services (OTP) E-commerce (2-way messaging) Travel (click-to-call) 11 ___________________________ Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential Source: Company Information

END-USERS TRUSTED CLOUD COMMUNICATIONS PLATFORM AS A SERVICE • Kaleyra has built connections with 1,600+ network operators, a key barrier to entry in CPaaS driving Network Effects on its Platform • Kaleyra is designated as an OLO (Other Licensed Operator); network connections help ensure high quality, unmatched pricing, and delivery efficiency • Kaleyra is cloud agnostic; its services can work in public, private and hybrid cloud environments NETWORK OPERATORS BUSINESSES ___________________________ 12 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialEND-USERS TRUSTED CLOUD COMMUNICATIONS PLATFORM AS A SERVICE • Kaleyra has built connections with 1,600+ network operators, a key barrier to entry in CPaaS driving Network Effects on its Platform • Kaleyra is designated as an OLO (Other Licensed Operator); network connections help ensure high quality, unmatched pricing, and delivery efficiency • Kaleyra is cloud agnostic; its services can work in public, private and hybrid cloud environments NETWORK OPERATORS BUSINESSES ___________________________ 12 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA’S TECHNOLOGY Cloud And On-premise In line with customers’ needs, Kaleyra continues investing in its data centers while enabling public cloud (99.99% uptime), hybrid cloud, private cloud and on-premise deployments Connectivity Kaleyra is an OLO (Other Licensed Operator). It has over 1,600 connections to operators to ensure high quality, unmatched pricing, and delivery efficiency High Deliverability Intelligent high-priority routing assures unparalleled speed, consistency and pricing Scalability With the ability to transmit high volumes of messages and easily handle traffic spikes, Kaleyra answers to the requests of customers for scalability and flexibility Support Kaleyra provides 24/7 global customer service, as well as consulting services and comprehensive documentation to support customers with any technical queries APIs Platform functionality is available through easy-to-use, frequently-updated APIs along with error logs ___________________________ 13 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialKALEYRA’S TECHNOLOGY Cloud And On-premise In line with customers’ needs, Kaleyra continues investing in its data centers while enabling public cloud (99.99% uptime), hybrid cloud, private cloud and on-premise deployments Connectivity Kaleyra is an OLO (Other Licensed Operator). It has over 1,600 connections to operators to ensure high quality, unmatched pricing, and delivery efficiency High Deliverability Intelligent high-priority routing assures unparalleled speed, consistency and pricing Scalability With the ability to transmit high volumes of messages and easily handle traffic spikes, Kaleyra answers to the requests of customers for scalability and flexibility Support Kaleyra provides 24/7 global customer service, as well as consulting services and comprehensive documentation to support customers with any technical queries APIs Platform functionality is available through easy-to-use, frequently-updated APIs along with error logs ___________________________ 13 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

PRODUCT OFFERINGS • Kaleyra provides secure and reliable customer communication that every business requires Messaging WhatsApp Voice Chatbot • Our wide range of products can be accessed easily through a user-friendly web portal and via robust APIs too Email Flow Push Verify Builder Notifications • We cater to businesses across many verticals including financial services (42.0%), e-commerce (8.1%), and other Numbers Contact Conversations Look Up enterprise services as travel, retail, education (21.0%) Center • We also provide global connectivity solutions to carriers and Video WebRTC Verified SMS Verified Calls ISPs in 190+ countries, driven by strong worldwide demand ___________________________ 14 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialPRODUCT OFFERINGS • Kaleyra provides secure and reliable customer communication that every business requires Messaging WhatsApp Voice Chatbot • Our wide range of products can be accessed easily through a user-friendly web portal and via robust APIs too Email Flow Push Verify Builder Notifications • We cater to businesses across many verticals including financial services (42.0%), e-commerce (8.1%), and other Numbers Contact Conversations Look Up enterprise services as travel, retail, education (21.0%) Center • We also provide global connectivity solutions to carriers and Video WebRTC Verified SMS Verified Calls ISPs in 190+ countries, driven by strong worldwide demand ___________________________ 14 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

GLOBAL & DIVERSIFIED CUSTOMER BASE • Highly predictable revenues with 75%+ of KLR’s growth from Existing Customers. Only one 10%+ revenue customer • In Q3'2020, approximately 47% of revenues generated in Europe, 23% from India and 21% from the US • KLR's goal is to sell in to the US Financial Services market and has so far seen strong traction Enterprise Connectivity Q3 2020 Geographic Mix Financial Services Travel Retail Education E-commerce (42.0%) (8.1%) (------------------21.0%-----------------) Enterprise (71%) Connectivity (29%) ___________________________ 15 Source: Company Information Q3 2020 Revenue Split Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialGLOBAL & DIVERSIFIED CUSTOMER BASE • Highly predictable revenues with 75%+ of KLR’s growth from Existing Customers. Only one 10%+ revenue customer • In Q3'2020, approximately 47% of revenues generated in Europe, 23% from India and 21% from the US • KLR's goal is to sell in to the US Financial Services market and has so far seen strong traction Enterprise Connectivity Q3 2020 Geographic Mix Financial Services Travel Retail Education E-commerce (42.0%) (8.1%) (------------------21.0%-----------------) Enterprise (71%) Connectivity (29%) ___________________________ 15 Source: Company Information Q3 2020 Revenue Split Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA FINANCIAL OVERVIEW Strong revenue growth of 27% and EBITDA margin expansion of 325 bps expected in 2021E Commentary Revenue ($USD Millions) Revenue increasing to $184.1 million in 2021E • Kaleyra revenue growth in 2021E primarily driven by the launch of new solutions: Campaign Registry and KLab for enterprise $184.1 $145.3 $129.6 • Connectivity business also grew by ~47% in 2021E $98.4 • Gross Profit Margin (%) increasing to 20.8% in 2021E as a result of new product launches • 2021E Adjusted EBITDA Margin (%) also expanding despite overhead 2018A 2019A 2020E 2021E costs from new product launches Revenue 31.6% 12.2% 26.7% Growth (%) Gross Profit ($USD Millions) Adjusted EBITDA ($USD Millions) Gross Profit Margin (%) of 20.8% in 2021E Adjusted EBITDA Margin (%) of 5.3% in 2021E $11.1 $9.8 $38.3 $7.4 $26.4 $24.0 $19.5 $3.0 2018A 2019A 2020E 2021E 2018A 2019A 2020E 2021E Gross Profit EBITDA 7.5% 8.6% 2.1% 5.3% 19.8% 20.3% 16.5% 20.8% Margin (%) Margin (%) ___________________________ 16 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 23.2% 2018A-2021E CAGR 25.3% 2018A-2021E CAGRKALEYRA FINANCIAL OVERVIEW Strong revenue growth of 27% and EBITDA margin expansion of 325 bps expected in 2021E Commentary Revenue ($USD Millions) Revenue increasing to $184.1 million in 2021E • Kaleyra revenue growth in 2021E primarily driven by the launch of new solutions: Campaign Registry and KLab for enterprise $184.1 $145.3 $129.6 • Connectivity business also grew by ~47% in 2021E $98.4 • Gross Profit Margin (%) increasing to 20.8% in 2021E as a result of new product launches • 2021E Adjusted EBITDA Margin (%) also expanding despite overhead 2018A 2019A 2020E 2021E costs from new product launches Revenue 31.6% 12.2% 26.7% Growth (%) Gross Profit ($USD Millions) Adjusted EBITDA ($USD Millions) Gross Profit Margin (%) of 20.8% in 2021E Adjusted EBITDA Margin (%) of 5.3% in 2021E $11.1 $9.8 $38.3 $7.4 $26.4 $24.0 $19.5 $3.0 2018A 2019A 2020E 2021E 2018A 2019A 2020E 2021E Gross Profit EBITDA 7.5% 8.6% 2.1% 5.3% 19.8% 20.3% 16.5% 20.8% Margin (%) Margin (%) ___________________________ 16 Source: Company Information Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 23.2% 2018A-2021E CAGR 25.3% 2018A-2021E CAGR

mGage OVERVIEW 17 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialmGage OVERVIEW 17 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

mGage AT A GLANCE Business Overview By The Numbers ~24% 35% ~20 billion • Best of breed mobile messaging solution allowing enterprise (1) ’19A-’21E Revenue CAGR YoY Revenue Growth in Mobile Messages Handled clients to effectively engage with their customers through all (1) 1H 2020 in LTM Oct. 2020 Globally mobile channels for a variety of use cases such as customer care, service alerts, multi-factor authentication and more 300+ 150+ 155 • Solutions delivered through two primary products Communicate Enterprise Clients Countries and Territories Employees Serviced Pro, a cloud based front end user interface, and Connect, an API solution mGage Selected Use Cases • Clients include several of the world’s most valuable brands, and span a diverse range of end markets • One of four mobile messaging providers with direct connections to (2) all four major U.S. carriers , providing unique network Appointment Travel Alerts Multi-Factor performance and cost advantages Reminders Authentication (1) • 2020E Revenue and Adjusted EBITDA of $139.3 million and $30.5 (1, 3) million , respectively ___________________________ 1 Based on unaudited results for mGage Promotional Service Customer Support 2 Prior to the recent combination of T-Mobile and Sprint 3 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and Offers Alerts & Engagement out of period items. Some of the adjustments for 2020 have only been computed for Q1 at this time; 18 represents Adjusted Segment EBITDA excluding corporate allocation Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialmGage AT A GLANCE Business Overview By The Numbers ~24% 35% ~20 billion • Best of breed mobile messaging solution allowing enterprise (1) ’19A-’21E Revenue CAGR YoY Revenue Growth in Mobile Messages Handled clients to effectively engage with their customers through all (1) 1H 2020 in LTM Oct. 2020 Globally mobile channels for a variety of use cases such as customer care, service alerts, multi-factor authentication and more 300+ 150+ 155 • Solutions delivered through two primary products Communicate Enterprise Clients Countries and Territories Employees Serviced Pro, a cloud based front end user interface, and Connect, an API solution mGage Selected Use Cases • Clients include several of the world’s most valuable brands, and span a diverse range of end markets • One of four mobile messaging providers with direct connections to (2) all four major U.S. carriers , providing unique network Appointment Travel Alerts Multi-Factor performance and cost advantages Reminders Authentication (1) • 2020E Revenue and Adjusted EBITDA of $139.3 million and $30.5 (1, 3) million , respectively ___________________________ 1 Based on unaudited results for mGage Promotional Service Customer Support 2 Prior to the recent combination of T-Mobile and Sprint 3 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and Offers Alerts & Engagement out of period items. Some of the adjustments for 2020 have only been computed for Q1 at this time; 18 represents Adjusted Segment EBITDA excluding corporate allocation Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

CLEAR LEADER AND SCARCE ASSET PERFECTLY ALIGNED WITH INDUSTRY TRENDS mGage is a clear leader in the mobile messaging industry with a highly valuable set of business and financial characteristics Continuous Growth in mGage Solutions Overview Messaging Volume (Millions) • Communicate Pro: Cloud-based enterprise messaging platform 2.500 enabling brands to communicate with their customers via all major mobile messaging channels (SMS, MMS, RCS, Push, OTT) for a variety of use cases 1,907 2.000 • Connect: API allowing clients to directly connect to mGage’s platform for use in their own campaign management platforms 1.500 mGage Distinctive Attributes • Direct physical network connections to, and commercial contracts 1.000 (1) with, the top four U.S. carrier networks • 300+ enterprise clients, including several of the world’s most recognized brands 673 500 • Cloud-based offering across all messaging channels and seamless API interoperability • Ultra low-latency network built on modern infrastructure 0 • Re-occurring message volume and negligible churn Jan-17 Oct-17 Jul-18 Apr-19 Jan-20 Oct-20 • 20%+ revenue growth and generating free cash flow at scale Total Global Messaging ___________________________ 19 1 Prior to the recent combination of T-Mobile and Sprint Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialCLEAR LEADER AND SCARCE ASSET PERFECTLY ALIGNED WITH INDUSTRY TRENDS mGage is a clear leader in the mobile messaging industry with a highly valuable set of business and financial characteristics Continuous Growth in mGage Solutions Overview Messaging Volume (Millions) • Communicate Pro: Cloud-based enterprise messaging platform 2.500 enabling brands to communicate with their customers via all major mobile messaging channels (SMS, MMS, RCS, Push, OTT) for a variety of use cases 1,907 2.000 • Connect: API allowing clients to directly connect to mGage’s platform for use in their own campaign management platforms 1.500 mGage Distinctive Attributes • Direct physical network connections to, and commercial contracts 1.000 (1) with, the top four U.S. carrier networks • 300+ enterprise clients, including several of the world’s most recognized brands 673 500 • Cloud-based offering across all messaging channels and seamless API interoperability • Ultra low-latency network built on modern infrastructure 0 • Re-occurring message volume and negligible churn Jan-17 Oct-17 Jul-18 Apr-19 Jan-20 Oct-20 • 20%+ revenue growth and generating free cash flow at scale Total Global Messaging ___________________________ 19 1 Prior to the recent combination of T-Mobile and Sprint Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

HIGHLY ATTRACTIVE, DEEPLY ENTRENCHED ENTERPRISE CLIENT BASE mGage’s enterprise client base is diversified across end markets and comprises several of the world’s most well-known brands Enterprise Clients Top 10 Client Tenure Commentary Blue-chip, diversified base of 300+ enterprise clients • mGage’s top-10 clients average a tenure of 10.2 years, with several clients greater than 10 years Financial Emergency Telecom Services Alerts • Longest tenured clients are 16 years Media Cable Enterprise Gaming, Software Travel & Providers Retail Hospitality 20 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialHIGHLY ATTRACTIVE, DEEPLY ENTRENCHED ENTERPRISE CLIENT BASE mGage’s enterprise client base is diversified across end markets and comprises several of the world’s most well-known brands Enterprise Clients Top 10 Client Tenure Commentary Blue-chip, diversified base of 300+ enterprise clients • mGage’s top-10 clients average a tenure of 10.2 years, with several clients greater than 10 years Financial Emergency Telecom Services Alerts • Longest tenured clients are 16 years Media Cable Enterprise Gaming, Software Travel & Providers Retail Hospitality 20 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

NUMEROUS LEVERS AVAILABLE TO CONTINUE RAPID GROWTH AND FREE CASH FLOW GENERATION mGage has an opportunity to accelerate growth above its plan under new ownership by executing on a variety of organic and inorganic initiatives; its track record of successful investment positions the business for continued success 2020 & Beyond 2018-2019 2017 § Product Innovation and Enhancement 2016 § Increase Penetration within Existing Client § International Expansion Organizations § RCS Launch § Infrastructure Upgrades § International Expansion § Major Infrastructure § White Label § M&A Upgrades Configurability § Provisioning Capabilities 21 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialNUMEROUS LEVERS AVAILABLE TO CONTINUE RAPID GROWTH AND FREE CASH FLOW GENERATION mGage has an opportunity to accelerate growth above its plan under new ownership by executing on a variety of organic and inorganic initiatives; its track record of successful investment positions the business for continued success 2020 & Beyond 2018-2019 2017 § Product Innovation and Enhancement 2016 § Increase Penetration within Existing Client § International Expansion Organizations § RCS Launch § Infrastructure Upgrades § International Expansion § Major Infrastructure § White Label § M&A Upgrades Configurability § Provisioning Capabilities 21 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

mGage FINANCIAL OVERVIEW Strong Continuing CAGR (%) ’19A- (1) Revenue Growth Driven by Total Revenue ($USD Millions) 21E $173.1 $139.3 $111.9 Continued volume growth in mobile 24.4% messaging 2019A 2020E 2021E Y-o-Y 24.5% 24.3% Growth (%) (1) Gross Profit ($USD Millions) Strong momentum in international $53.8 $51.4 $39.2 17.3% Increasing penetration within existing 2019A 2020E 2021E Gross Profit client base 35.0% 36.9% 31.1% Margin (%) Meaningful Margin (1, 2) Adjusted EBITDA ($USD Millions) Expansion Driven by $31.8 $30.5 $18.6 30.7% Continued volume growth in mobile messaging 2019A 2020E 2021E EBITDA 16.6% 21.9% 18.4% Margin (%) ___________________________ 1 Based on unaudited results for mGage 2 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of period items. Some of the adjustments for 2020 have only been computed for Q1 at this time; represents Adjusted Segment 22 EBITDA excluding corporate allocation Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialmGage FINANCIAL OVERVIEW Strong Continuing CAGR (%) ’19A- (1) Revenue Growth Driven by Total Revenue ($USD Millions) 21E $173.1 $139.3 $111.9 Continued volume growth in mobile 24.4% messaging 2019A 2020E 2021E Y-o-Y 24.5% 24.3% Growth (%) (1) Gross Profit ($USD Millions) Strong momentum in international $53.8 $51.4 $39.2 17.3% Increasing penetration within existing 2019A 2020E 2021E Gross Profit client base 35.0% 36.9% 31.1% Margin (%) Meaningful Margin (1, 2) Adjusted EBITDA ($USD Millions) Expansion Driven by $31.8 $30.5 $18.6 30.7% Continued volume growth in mobile messaging 2019A 2020E 2021E EBITDA 16.6% 21.9% 18.4% Margin (%) ___________________________ 1 Based on unaudited results for mGage 2 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of period items. Some of the adjustments for 2020 have only been computed for Q1 at this time; represents Adjusted Segment 22 EBITDA excluding corporate allocation Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

INDUSTRY OVERVIEW 23 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialINDUSTRY OVERVIEW 23 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA'S LARGE AND HIGH-GROWTH TAM How the markets will evolve – forecasts CPaaS market is expected to reach $25.9 billion in 2025 from $7.2 billion in 2020 (1) A2P Messaging Market The size of the global A2P messaging market will grow from $61B in 2019 to $78B in 2022 (2) Contact Centers Market The overall end-user spending for contact center solutions will grow at a 7.1% CAGR in current U.S. dollars to reach $15.2 billion in 2023 (3) Chatbots Usage The volume of chatbot usage is expected to grow by 84% globally (2018 – 2023). In the United States, access to chatbots will grow YoY by 160%, in India by 342%, in Western Europe 170%. (4) Video Conferencing Market The global video conferencing market size was USD 5.32 billion in 2019 and is projected to reach USD 10.92 billion by 2027, exhibiting a CAGR of 9.7% during the forecast period. Average Expected CAGR: +29.5% ___________________________ Source: Juniper Research, CPaaS-2020-2025-Deep-Dive-Data-and-Forecasting 1 Statista estimates, Credence Research (2020) 2 Gartner, Forecast Analysis: Contact Centers, Worldwide (2019) 3 Source: Juniper Research (2020) 24 4 Source: Fortune Business Insights (2020) Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 29.5% CAGRKALEYRA'S LARGE AND HIGH-GROWTH TAM How the markets will evolve – forecasts CPaaS market is expected to reach $25.9 billion in 2025 from $7.2 billion in 2020 (1) A2P Messaging Market The size of the global A2P messaging market will grow from $61B in 2019 to $78B in 2022 (2) Contact Centers Market The overall end-user spending for contact center solutions will grow at a 7.1% CAGR in current U.S. dollars to reach $15.2 billion in 2023 (3) Chatbots Usage The volume of chatbot usage is expected to grow by 84% globally (2018 – 2023). In the United States, access to chatbots will grow YoY by 160%, in India by 342%, in Western Europe 170%. (4) Video Conferencing Market The global video conferencing market size was USD 5.32 billion in 2019 and is projected to reach USD 10.92 billion by 2027, exhibiting a CAGR of 9.7% during the forecast period. Average Expected CAGR: +29.5% ___________________________ Source: Juniper Research, CPaaS-2020-2025-Deep-Dive-Data-and-Forecasting 1 Statista estimates, Credence Research (2020) 2 Gartner, Forecast Analysis: Contact Centers, Worldwide (2019) 3 Source: Juniper Research (2020) 24 4 Source: Fortune Business Insights (2020) Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 29.5% CAGR

mGage's LARGE AND HIGH-GROWTH TAM ~$79 billion Mobile Advertising industry growing ~30% annually (1) U.S. Mobile Ad Revenue ($USD Billions) Commentary $79 • US mobile advertising growth of ~30% is being driven by an (1) audience migration from desktop to mobile $63 (2) • By 2023, mobile will surpass 2/3 of total digital ad spending $47 • In Q3 2019, mobile comprised 88% of total social media ad spending (3) $36 • Data consistently show that for most websites, the majority of traffic (4) comes from mobile devices • Over half of spending on search comes from mobile devices, which firmly plants SEM—digital marketing’s largest channel— as a (3) mobile-first experience 2016A 2017A 2018A 2019A ___________________________ Source: S&P Global, eMarketer, Perficient, Mobilemarketer 4 1 “U.S. Mobile and Desktop Digital Ad Revenues, 2009-2023 ($B).” SNL Kagan / S&P Global, December 2019 2 “U.S. Digital Ad Spending Will Surpass Traditional in 2019.” eMarketer, February 2019 3 “Mobile Snags 70% of All Paid Search Impressions in Q3, Study Finds.” MarketingDive.com, October 2019 25 4 “Mobile vs. Desktop Usage in 2019.” Perficient Inc., April 2019 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential ~30% 2016A-2019A CAGRmGage's LARGE AND HIGH-GROWTH TAM ~$79 billion Mobile Advertising industry growing ~30% annually (1) U.S. Mobile Ad Revenue ($USD Billions) Commentary $79 • US mobile advertising growth of ~30% is being driven by an (1) audience migration from desktop to mobile $63 (2) • By 2023, mobile will surpass 2/3 of total digital ad spending $47 • In Q3 2019, mobile comprised 88% of total social media ad spending (3) $36 • Data consistently show that for most websites, the majority of traffic (4) comes from mobile devices • Over half of spending on search comes from mobile devices, which firmly plants SEM—digital marketing’s largest channel— as a (3) mobile-first experience 2016A 2017A 2018A 2019A ___________________________ Source: S&P Global, eMarketer, Perficient, Mobilemarketer 4 1 “U.S. Mobile and Desktop Digital Ad Revenues, 2009-2023 ($B).” SNL Kagan / S&P Global, December 2019 2 “U.S. Digital Ad Spending Will Surpass Traditional in 2019.” eMarketer, February 2019 3 “Mobile Snags 70% of All Paid Search Impressions in Q3, Study Finds.” MarketingDive.com, October 2019 25 4 “Mobile vs. Desktop Usage in 2019.” Perficient Inc., April 2019 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential ~30% 2016A-2019A CAGR

THE KALEYRA / mGage COMBINATION WILL SERVE A LARGE, HIGH-GROWTH TOTAL ADDRESSABLE MARKET Kaleyra and mGage sit at the confluence of global mega-trends in B2C messaging and interactive media Global A2P (Appl. To person) Message Market ($USD Billions) Call Center Market ($USD Billions) Video Conf. Market ($USD Billions) Strong end market growth in Kaleyra capabilities in call centers and video conferencing $15,2 $10,9 $10,8 $5,3 2020 2027 2020 2025 Global CPaaS Market ($USD Billions) Global A2P (Appl. To person) Message Market ($USD Bn) Rapid growth in global chatbot usage expected in the near future The global Application to Person messaging market is expected to grow at 8%+ CAGR to reach ~78bn in 2022) 342% $78,0 $61,0 170% 160% 84% Global India Western Europe US 2019 2022 ___________________________ 26 Source: Company presentations. Company filings Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 8% CAGR 7% CAGR CAGR 9% THE KALEYRA / mGage COMBINATION WILL SERVE A LARGE, HIGH-GROWTH TOTAL ADDRESSABLE MARKET Kaleyra and mGage sit at the confluence of global mega-trends in B2C messaging and interactive media Global A2P (Appl. To person) Message Market ($USD Billions) Call Center Market ($USD Billions) Video Conf. Market ($USD Billions) Strong end market growth in Kaleyra capabilities in call centers and video conferencing $15,2 $10,9 $10,8 $5,3 2020 2027 2020 2025 Global CPaaS Market ($USD Billions) Global A2P (Appl. To person) Message Market ($USD Bn) Rapid growth in global chatbot usage expected in the near future The global Application to Person messaging market is expected to grow at 8%+ CAGR to reach ~78bn in 2022) 342% $78,0 $61,0 170% 160% 84% Global India Western Europe US 2019 2022 ___________________________ 26 Source: Company presentations. Company filings Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 8% CAGR 7% CAGR CAGR 9%

& BUSINESS COMBINATION OVERVIEW 27 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential& BUSINESS COMBINATION OVERVIEW 27 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA AND mGage – A COMPELLING COMBINATION The Kaleyra / mGage combination offers key strategic and operational benefits Compelling Combination Rationale Kaleyra / mGage: Robust Financial and Operational Profile (1) A Kaleyra / mGage combination will create a top-5 global CPaaS + platform with a strong position in the US, LatAm and APAC $361 million $45 million ~22% An mGage acquisition vastly expands Kaleyra’s existing US customer (2) (3) 2021E PF Revenue 2021E PF Adj. EBITDA PF 2019A-2021E base and R&D footprint (2) Revenue CAGR Expands Kaleyra’s network operator connections and provides direct ~23% ~13% 44 billion connectivity to all Tier I US carriers (3) PF 2019A-2021E 2021E EBITDA Margin Total KLR+mGage Message (3) Adj. EBITDA CAGR Volume in 2019 Highly complementary product, market and channel fit across CPaaS services and marketing / engagement services 3,800+ 550+ 150+ (4) Creates a scaled CPaaS roll-up platform in the emerging Customers Employees Worldwide Countries and Territories Served CPaaS ecosystem (5) Pro Forma Combined Revenue By Geography Significant potential for highly realizable cost synergies and cross- selling opportunities APAC 18% mGage is the perfect strategic fit and aligns with Kaleyra’s history of North America focused and disciplined acquisitions 31% Rest of _______________________ World Source: Company presentations, Company filings 1 Based on unaudited results for mGage; Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out 18% of period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 2 2021E includes Year 1 Revenue Synergies from cross selling of $3.4 million Europe 3 2021E includes Year 1 Synergies of $5.1 million 4 2021E Combined Headcount Plan 25% 5 KLR Revenue by Geography and Customer Concentration as of Q3 2020. mGage Customer Concentration as of LTM October 2020 and Revenue 28 by Geography as of FY2019. All Percentages applied to 2020E Kaleyra and mGage Revenue to determine Pro Forma composition Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialKALEYRA AND mGage – A COMPELLING COMBINATION The Kaleyra / mGage combination offers key strategic and operational benefits Compelling Combination Rationale Kaleyra / mGage: Robust Financial and Operational Profile (1) A Kaleyra / mGage combination will create a top-5 global CPaaS + platform with a strong position in the US, LatAm and APAC $361 million $45 million ~22% An mGage acquisition vastly expands Kaleyra’s existing US customer (2) (3) 2021E PF Revenue 2021E PF Adj. EBITDA PF 2019A-2021E base and R&D footprint (2) Revenue CAGR Expands Kaleyra’s network operator connections and provides direct ~23% ~13% 44 billion connectivity to all Tier I US carriers (3) PF 2019A-2021E 2021E EBITDA Margin Total KLR+mGage Message (3) Adj. EBITDA CAGR Volume in 2019 Highly complementary product, market and channel fit across CPaaS services and marketing / engagement services 3,800+ 550+ 150+ (4) Creates a scaled CPaaS roll-up platform in the emerging Customers Employees Worldwide Countries and Territories Served CPaaS ecosystem (5) Pro Forma Combined Revenue By Geography Significant potential for highly realizable cost synergies and cross- selling opportunities APAC 18% mGage is the perfect strategic fit and aligns with Kaleyra’s history of North America focused and disciplined acquisitions 31% Rest of _______________________ World Source: Company presentations, Company filings 1 Based on unaudited results for mGage; Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out 18% of period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 2 2021E includes Year 1 Revenue Synergies from cross selling of $3.4 million Europe 3 2021E includes Year 1 Synergies of $5.1 million 4 2021E Combined Headcount Plan 25% 5 KLR Revenue by Geography and Customer Concentration as of Q3 2020. mGage Customer Concentration as of LTM October 2020 and Revenue 28 by Geography as of FY2019. All Percentages applied to 2020E Kaleyra and mGage Revenue to determine Pro Forma composition Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA / mGage – COMBINATION WILL CREATE A LEADING GLOBAL CPaaS POWERHOUSE Top-5 CPaaS Solutions Provider With Leading “Co-Creator” Model and Integrated Capabilities 1 Across Mobile CPaaS, Marketing and Engagement Unique Solution Provider with Direct Connections to All Tier I US Carriers, ~95% 2 Penetration Rate in Italian Banking Sector and Leading Presence in Fast Growing India Market Scalable Financial Profile Highlighted by High Growth, Increasing Profitability and 3 Robust Free Cash Flow + Entrenched, Long-Term and Blue-Chip Client Base Across Diverse and 4 Attractive End-Markets Global Scale and Well-Invested R&D Capabilities 5 Top-Tier, Visionary Management Team with Deep Leadership Bench 6 29 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialKALEYRA / mGage – COMBINATION WILL CREATE A LEADING GLOBAL CPaaS POWERHOUSE Top-5 CPaaS Solutions Provider With Leading “Co-Creator” Model and Integrated Capabilities 1 Across Mobile CPaaS, Marketing and Engagement Unique Solution Provider with Direct Connections to All Tier I US Carriers, ~95% 2 Penetration Rate in Italian Banking Sector and Leading Presence in Fast Growing India Market Scalable Financial Profile Highlighted by High Growth, Increasing Profitability and 3 Robust Free Cash Flow + Entrenched, Long-Term and Blue-Chip Client Base Across Diverse and 4 Attractive End-Markets Global Scale and Well-Invested R&D Capabilities 5 Top-Tier, Visionary Management Team with Deep Leadership Bench 6 29 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

THE KALEYRA AND mGage COMBINATION IS A HIGHLY SYNERGISTIC PARTNERSHIP Combined entity is well positioned to leverage highly realizable cost synergies and clear cross-selling opportunities Key Cost Synergies ($USD Millions) Synergy Area Description Timing of Realization FY 2021E FY 2022E FY 2023E (Year 1) (Year 2) (Year 3, Run-Rate) • Lower per unit messaging costs for Kaleyra’s Q3 2021 $1.2mm $3.1mm $3.7mm COGS US and Indian business • Reduction in Kaleyra’s 3-year hiring plan due to mGage acquisition Personnel / Hiring • Contemplates reduction in US and Indian 2021 Thru 2023 $1.9mm $2.6mm $3.1mm Plan businesses’ hiring plan by ~80 people, with no costs to achieve Shared • Reduction in level of Vivial corporate / shared Q2 2021 $1.3mm $1.7mm $1.7mm services provided to mGage post separation Services Total Cost Synergies: $4.4mm $7.4mm $8.5mm Key Revenue Synergies Synergy Area Description Timing of Realization FY 2021E FY 2022E FY 2023E Run-Rate Amount • Cross selling potential between the legacy Kaleyra business and mGage Cross Selling • Currently only considers cross-selling of Q3 2021 $3.4mm $8.3mm $10.9mm Opportunities existing Kaleyra products and services to mGage customers; potential for further upside Total Cost and Revenue Synergies: $7.8mm $15.7mm $19.4mm _______________________ Source: Company Information 30 Note: Assumes transaction close in early Q2 2021 Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialTHE KALEYRA AND mGage COMBINATION IS A HIGHLY SYNERGISTIC PARTNERSHIP Combined entity is well positioned to leverage highly realizable cost synergies and clear cross-selling opportunities Key Cost Synergies ($USD Millions) Synergy Area Description Timing of Realization FY 2021E FY 2022E FY 2023E (Year 1) (Year 2) (Year 3, Run-Rate) • Lower per unit messaging costs for Kaleyra’s Q3 2021 $1.2mm $3.1mm $3.7mm COGS US and Indian business • Reduction in Kaleyra’s 3-year hiring plan due to mGage acquisition Personnel / Hiring • Contemplates reduction in US and Indian 2021 Thru 2023 $1.9mm $2.6mm $3.1mm Plan businesses’ hiring plan by ~80 people, with no costs to achieve Shared • Reduction in level of Vivial corporate / shared Q2 2021 $1.3mm $1.7mm $1.7mm services provided to mGage post separation Services Total Cost Synergies: $4.4mm $7.4mm $8.5mm Key Revenue Synergies Synergy Area Description Timing of Realization FY 2021E FY 2022E FY 2023E Run-Rate Amount • Cross selling potential between the legacy Kaleyra business and mGage Cross Selling • Currently only considers cross-selling of Q3 2021 $3.4mm $8.3mm $10.9mm Opportunities existing Kaleyra products and services to mGage customers; potential for further upside Total Cost and Revenue Synergies: $7.8mm $15.7mm $19.4mm _______________________ Source: Company Information 30 Note: Assumes transaction close in early Q2 2021 Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

THE COMBINED COMPANY WILL BE HIGHLY DIVERSIFIED (1) Combined Pro Forma Top 10 Customer Concentration (2) 56% 85% ~57% + = Customer 1 Customer 2 Customer 3 Customer 4 Customer 5 Customer 6 Customer 7 Customer 8 Customer 9 Customer 10 Other Revenue by End Market 8% 16% 18% 25% 6% 6% 21% 42% 7% + = 52% 11% 7% 25% 29% 12% 15% Financial Services Connectivity Travel / Retail / Education E-commerce Enterprise Software Technology Telecom / Cable Emergency Alerts Other _______________________ Source: Company presentations, materials and filings Note: Kaleyra End Market and Customer Concentration as of Q3 2020. mGage End Market and Customer Concentration as of LTM October 2020. All Percentages applied to 2020E Kaleyra and mGage Revenue to 31 determine Pro Forma composition 1 Based on unaudited results for mGage 2 Assuming no customer overlap Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialTHE COMBINED COMPANY WILL BE HIGHLY DIVERSIFIED (1) Combined Pro Forma Top 10 Customer Concentration (2) 56% 85% ~57% + = Customer 1 Customer 2 Customer 3 Customer 4 Customer 5 Customer 6 Customer 7 Customer 8 Customer 9 Customer 10 Other Revenue by End Market 8% 16% 18% 25% 6% 6% 21% 42% 7% + = 52% 11% 7% 25% 29% 12% 15% Financial Services Connectivity Travel / Retail / Education E-commerce Enterprise Software Technology Telecom / Cable Emergency Alerts Other _______________________ Source: Company presentations, materials and filings Note: Kaleyra End Market and Customer Concentration as of Q3 2020. mGage End Market and Customer Concentration as of LTM October 2020. All Percentages applied to 2020E Kaleyra and mGage Revenue to 31 determine Pro Forma composition 1 Based on unaudited results for mGage 2 Assuming no customer overlap Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

KALEYRA AND mGage COMBINED FINANCIAL OVERVIEW Combined company has significant scale in a largely fragmented industry with $361 million of pro forma combined revenue (1) Commentary Revenue ($USD Millions) Pro Forma Combined Revenue of $360.6 million in 2021E • Attractive pro forma combined revenue growth of 26.7% in 2021E, in line with 2019A pro forma combined growth of 26.9% (2) $360.6 $284.6 • Pro forma combined gross profit margin (%) in 2021E expanding from $241.4 20.8% on a Kaleyra standalone basis to 26.5% on a pro forma combined basis • Pro forma combined EBITDA margin (%) in 2021E expanding from 5.3% 2019A 2020E 2021E on a Kaleyra standalone basis to 12.6% on a pro forma combined basis Revenue Growth (%) 17.9% 26.7% (1) (1, 3) Gross Profit ($USD Millions) Adjusted EBITDA ($USD Millions) Pro Forma Combined Gross Profit Margin (%) of 26.5% in 2020E / 2021E Pro Forma Combined Adjusted EBITDA Margin (%) of 12.6% in 2021E (6) (4) $45.3 $95.4 (5) $36.5 $75.4 $29.7 $65.5 2019A 2020E 2021E 2019A 2020E PF 2021E Gross Profit EBITDA 27.1% 26.5% 26.5% 12.3% 12.8% 12.6% Margin (%) Margin (%) _______________________ Source: Company Information 4 Includes Year 1 Synergies of $2 million to be achieved during 2021E and allocation of non-cash costs of 1 Based on unaudited results for mGage $1.2 million 2 2021E includes Year 1 Revenue Synergies from cross selling of $3.4 million 5 2020E PF includes $3.1 million of termination cost savings, $1.7 million of corporate allocation costs 3 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of savings, and mGage EBITDA of $28.8 million 32 period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 6 2021E includes Year 1 Synergies of $5.1 million Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 23.4% 2019A-2021E CAGR 22.2% 2019A-2021E CAGR 20.7% 2019A-2021E CAGRKALEYRA AND mGage COMBINED FINANCIAL OVERVIEW Combined company has significant scale in a largely fragmented industry with $361 million of pro forma combined revenue (1) Commentary Revenue ($USD Millions) Pro Forma Combined Revenue of $360.6 million in 2021E • Attractive pro forma combined revenue growth of 26.7% in 2021E, in line with 2019A pro forma combined growth of 26.9% (2) $360.6 $284.6 • Pro forma combined gross profit margin (%) in 2021E expanding from $241.4 20.8% on a Kaleyra standalone basis to 26.5% on a pro forma combined basis • Pro forma combined EBITDA margin (%) in 2021E expanding from 5.3% 2019A 2020E 2021E on a Kaleyra standalone basis to 12.6% on a pro forma combined basis Revenue Growth (%) 17.9% 26.7% (1) (1, 3) Gross Profit ($USD Millions) Adjusted EBITDA ($USD Millions) Pro Forma Combined Gross Profit Margin (%) of 26.5% in 2020E / 2021E Pro Forma Combined Adjusted EBITDA Margin (%) of 12.6% in 2021E (6) (4) $45.3 $95.4 (5) $36.5 $75.4 $29.7 $65.5 2019A 2020E 2021E 2019A 2020E PF 2021E Gross Profit EBITDA 27.1% 26.5% 26.5% 12.3% 12.8% 12.6% Margin (%) Margin (%) _______________________ Source: Company Information 4 Includes Year 1 Synergies of $2 million to be achieved during 2021E and allocation of non-cash costs of 1 Based on unaudited results for mGage $1.2 million 2 2021E includes Year 1 Revenue Synergies from cross selling of $3.4 million 5 2020E PF includes $3.1 million of termination cost savings, $1.7 million of corporate allocation costs 3 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of savings, and mGage EBITDA of $28.8 million 32 period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 6 2021E includes Year 1 Synergies of $5.1 million Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential 23.4% 2019A-2021E CAGR 22.2% 2019A-2021E CAGR 20.7% 2019A-2021E CAGR

OPERATIONAL BENCHMARKING The Pro Forma Kaleyra and mGage entity compares favorably against peers on key operational metrics CY2020E - CY2021E Revenue Growth (%) CY2020E - CY2021E EBITDA Growth (%) 68,0% Median Median 226,9% CAGR 15.9% CAGR 8.9% 32,1% 28,2% 26,7% 26,7% 65,5% 15,9% 14,8% 35,8% 24,0% 1 2 12,2% 8,2% 5,7% 3,0% n.m. 5,2% (0,7%) KLR + KLR + (3, 4) (3) mGage mGage CY2021E EBITDA Margin (%) CY2021E Gross Margin (%) Median Median 61,7% 55,4% 54,9% Margin 8.9% Margin 44.8% 14,0% 44,8% 13,5% 12,6% 11,1% 8,9% 28,8% 27,3% 26,7% 26,5% 6,5% 20,8% 5,3% 3,2% 0,1% KLR + KLR + 5 (3, 4) (3) mGage mGage ___________________________ Source: Company presentations, Company filings, Wall Street Research and FactSet as of 01/28/2021 3 Based on unaudited results for mGage Note: Sinch shown pro forma for a acquisition of SAP Assets, Wavy Global and ACL Mobile 4 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of KLR + mGage includes Revenue and Cost Synergies; KLR standalone based on Company information period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 1 8x8 Growth (%) represents 2021-2022 EBITDA CAGR due to negative 2020 EBITDA 5 Represents 2019A Gross Margin; broker estimate not available for 2021E Gross Margin 33 2 CM excluded due to negative 2020E and 2021E EBITDA Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialOPERATIONAL BENCHMARKING The Pro Forma Kaleyra and mGage entity compares favorably against peers on key operational metrics CY2020E - CY2021E Revenue Growth (%) CY2020E - CY2021E EBITDA Growth (%) 68,0% Median Median 226,9% CAGR 15.9% CAGR 8.9% 32,1% 28,2% 26,7% 26,7% 65,5% 15,9% 14,8% 35,8% 24,0% 1 2 12,2% 8,2% 5,7% 3,0% n.m. 5,2% (0,7%) KLR + KLR + (3, 4) (3) mGage mGage CY2021E EBITDA Margin (%) CY2021E Gross Margin (%) Median Median 61,7% 55,4% 54,9% Margin 8.9% Margin 44.8% 14,0% 44,8% 13,5% 12,6% 11,1% 8,9% 28,8% 27,3% 26,7% 26,5% 6,5% 20,8% 5,3% 3,2% 0,1% KLR + KLR + 5 (3, 4) (3) mGage mGage ___________________________ Source: Company presentations, Company filings, Wall Street Research and FactSet as of 01/28/2021 3 Based on unaudited results for mGage Note: Sinch shown pro forma for a acquisition of SAP Assets, Wavy Global and ACL Mobile 4 Adjusted EBITDA includes certain adjustments, without limitation, for non-cash, non-recurring, and out of KLR + mGage includes Revenue and Cost Synergies; KLR standalone based on Company information period items. Some of the adjustments for 2020 have only been computed for Q1 at this time 1 8x8 Growth (%) represents 2021-2022 EBITDA CAGR due to negative 2020 EBITDA 5 Represents 2019A Gross Margin; broker estimate not available for 2021E Gross Margin 33 2 CM excluded due to negative 2020E and 2021E EBITDA Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential

Thank You For further details, scan this QR code: investors@kaleyra.com Copyright © Kaleyra, Inc. 2021 Strictly Private and ConfidentialThank You For further details, scan this QR code: investors@kaleyra.com Copyright © Kaleyra, Inc. 2021 Strictly Private and Confidential